UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: April 20, 2020
(Date of earliest event reported)

Umpqua Holdings Corporation
(Exact Name of Registrant as Specified in Its Charter)

Oregon	001-34624	93-1261319
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One SW Columbia Street, Suite 1200
Portland, Oregon 97258
(address of Principal Executive Offices) (Zip Code)

(503) 727-4100
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ☐ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ☐ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ☐ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ☐ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EXCHANGE
Common Stock	UMPQ	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ☐ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) Annual Meeting. On April 20, 2020, Umpqua Holdings Corporation held its annual meeting of shareholders. Holders of more than 90% of the shares of common stock outstanding as of the meeting’s record date were present and voted at the meeting. There were 15,467,633 broker non-votes on the election of directors and say-on-pay matters.

(b) Election of Directors. Shareholders elected the each of the eleven nominees as directors, constituting the entire Board of Directors. Each director received more than 90% of the votes cast in favor of their election.

	FOR	AGAINST	ABSTAIN
Peggy Fowler	181,299,436	3,204,205	255,989
Stephen Gambee	181,276,645	3,210,041	272,944
James Greene	182,865,712	1,621,371	272,547
Lisa Machuca	183,464,910	1,016,665	278,055
Maria Pope	166,785,424	17,728,186	246,020
Cort O’Haver	183,073,472	1,414,807	271,351
John Schultz	183,854,709	630,859	274,062
Susan Stevens	183,915,011	594,533	250,086
Hilliard Terry	183,753,870	730,632	275,128
Bryan Timm	180,734,615	3,764,043	260,972
AnddriaVarnado	183,913,207	600,874	245,549

At the annual meeting, shareholders also voted on and approved the following matters:

Ratification of Independent Registered Public Accounting Firm. Shareholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, by the following vote:

FOR	AGAINST	ABSTAIN
199,823,328	199,856	204,079

“Say-on-Pay.” Shareholders approved the compensation of the named executive officers as described in the Compensation Discussion and Analysis and the tabular and accompanying narrative disclosure of named executive officer compensation in the proxy statement for the 2019 annual meeting of shareholders by the following vote:

FOR	AGAINST	ABSTAIN
180,947,337	3,333,076	479,217

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMPQUA HOLDINGS CORPORATION (Registrant)
Dated: April 21, 2020	By:/s/ Andrew H. Ognall Andrew H. Ognall Executive Vice President, General Counsel and Secretary